Exhibit 99.1

INDEMNIFICATION AGREEMENT

This Indemnification Agreement (this “Agreement”) is made as of this     th day of             , 2007, by and between Dominion Homes, Inc., an Ohio corporation (the “Company”), and                             , an individual (“Indemnitee”).

Recitals

A. The regulations (the “Regulations”) of the Company provide for the indemnification of the directors and officers of the Company as set forth therein.

B. The Regulations and Ohio General Corporation Law, as amended (the “OGCL”) permit contracts between the Company and the directors and officers of the Company with respect to indemnification of such directors and officers.

C. In accordance with the Regulations and the OGCL, the Company may purchase and maintain a policy or policies of directors’ and officers’ liability insurance covering certain liabilities that may be incurred by its directors and officers in the performance of their obligations to the Company.

D. The Company recognizes that capable and qualified individuals are becoming increasingly reluctant to serve as directors and/or officers of public corporations as a result of the recent and ongoing enactment of statutes and regulations pertaining to directors’ and officers’ responsibilities and the increasing risk of lawsuits against directors and officers in the current corporate climate in the United States, unless such individuals are provided with more certain and secure protection against exposure to unreasonable personal risk arising from their service and activities on behalf of a corporation.

E. The Company believes that individuals recruited to serve on the boards of public corporations and as officers of public corporations generally are more likely to agree to provide services to corporations that provide for separate indemnification agreements with their directors and officers because, unlike indemnification provisions contained in the articles of incorporation or the regulations of a company or state statutory provisions, the indemnification provisions contained in a separate agreement may not be amended or rescinded without the consent of the director or officer who is a party to the agreement.

F. The Company recognizes that it is in the best interests of the Company and its shareholders to attract and retain capable and qualified individuals to serve on its Board of Directors (the “Board”) and to serve as management of the Company and to enable such directors and officers to exercise their independent business judgment in their capacities as directors and officers without being affected by the threat of exposure to unreasonable personal risk.

G. To induce Indemnitee to serve and/or continue to serve as a director and/or officer of the Company, the Company desires Indemnitee to be indemnified and advanced expenses as set forth herein.

Agreement

In consideration of Indemnitee’s service as a director and/or officer of the Company after the date hereof, the Company and Indemnitee hereby agree as follows:

1. Certain Definitions. Capitalized terms used but not otherwise defined in this Agreement shall have the meanings set forth below:

“Change in Control” shall be deemed to have occurred if, other than as approved by a majority of the Board in office immediately prior to such event, any of the following events occur:

(a) Any person, other than (i) the Company, (ii) a trustee or other fiduciary holding Voting Securities (defined below) under an employee benefit plan of the Company, or (iii) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act (defined below) but excluding any person otherwise becoming a Beneficial Owner by reason of the shareholders of the Company approving a merger of the Company with another entity) of Voting Securities representing 15% or more of the total voting power represented by the Company’s then outstanding Voting Securities; or

(b) During any period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board and any new directors whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(c) The shareholders of the Company approve (i) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (ii) a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company (in one transaction or a series of transaction) of all or substantially all of the Company’s assets; or

(d) There occurs any other event of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or a response to any similar item or any similar schedule or form) promulgated under the Exchange Act, whether or not the Company is then subject to such reporting requirement.

“Corporate Status” means the fact that a person is or was a director, officer, employee, or agent of the Company or is or was serving at the request of the Company as a director, trustee, officer, employee, agent, fiduciary, partner, member, or manager of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise. A Proceeding (defined below) shall be deemed to have been brought by reason of a person’s “Corporate Status” if it is brought because of the status described in the preceding sentence or because of any action or inaction on the part of such person in connection with such status.

“Disinterested Director” means a director of the Company who is not and was not a party to or threatened with a Proceeding in respect of which indemnification is sought by Indemnitee.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Expenses” shall include all reasonable attorneys’ fees, disbursements and retainers, court costs, transcript costs, fees of experts, witness fees, travel and deposition costs, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and all other disbursements or expenses of the types customarily incurred in connection with (a) prosecuting, defending, preparing to prosecute or defend, investigating, settling or appealing a Proceeding (including the cost of any appeal bond or its equivalent), (b) being prepared to be a witness or otherwise participating in a Proceeding, or (c) enforcing a right under this Agreement (including any right to indemnification or advancement of expenses under this Agreement).

“Independent Counsel” means an attorney, or a firm having associated with it an attorney, who neither currently is nor in the past five (5) years has been retained by or performed services for the Company or any person to be indemnified by the Company.

“Potential Change in Control” shall be deemed to have occurred if (a) the Company enters into an agreement or arrangement the consummation of which would result in the occurrence of a Change in Control, (b) any person (including the Company) publicly announces an intention to take or consider taking action which if consummated would constitute a Change in Control, or (c) the Board adopts a resolution to the effect that, for the purposes of this Agreement, a Potential Change in Control has occurred.

“Proceeding” includes any threatened, pending or completed action, suit, arbitration or other alternative dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether civil, criminal, administrative or investigative, in which Indemnitee was, is or would be involved as a party or otherwise (including, without limitation, as a witness) by reason of the Indemnitee’s Corporate Status, including one pending on or before the date of this Agreement, but excluding (a) one initiated by Indemnitee pursuant to Section 8 of this Agreement to enforce Indemnitee’s rights under this Agreement unless such action follows a Change in Control, and (b) one in which the only liability asserted is pursuant to Section 1701.95 of the OGCL. For purposes of this definition, the term “threatened” shall be deemed to include, but not be limited to, Indemnitee’s good faith belief that a claim or other assertion may lead to initiation of a Proceeding.

“Reviewing Party” means the person, persons or entity selected to make the determination of the entitlement to indemnification pursuant to Section 5.3 hereof.

“Trust” has the meaning set forth in Section 12.2.

“Voting Securities” means any securities of the Company which vote generally in the election of directors.

2. Indemnification.

2.1 Proceedings not by or in Right of Company. The Company hereby agrees to hold harmless and indemnify Indemnitee to the greatest extent permitted by Ohio law, including but not limited to the provisions of the OGCL, and the Regulations, as such may be amended from time to time, if Indemnitee was or is a party, witness, or other participant, or is threatened to be made a party, witness, or other participant, to any Proceeding, other than a Proceeding by or in the right of the Company, by reason of Indemnitee’s Corporate Status, against all Expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection with such Proceeding, if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal Proceeding, had no reasonable cause to believe that his or her conduct was unlawful. The termination of any Proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not satisfy the foregoing standard of conduct to the extent applicable thereto.

2.2 Proceedings by or in Right of Company. The Company hereby agrees to hold harmless and indemnify Indemnitee to the greatest extent permitted by Ohio law, including but not limited to the provisions of the OGCL, and the Regulations, as such may be amended from time to time, if Indemnitee was or is a party or is threatened to be made a party to any Proceeding by or in the right of the Company, by reason of Indemnitee’s Corporate Status, against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection with the defense or settlement of such Proceeding, if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company; provided, however, that, if applicable law so provides, no indemnification against such Expenses shall be paid in respect of (a) any claim, issue or matter in such Proceeding by or in the right of the Company as to which the Indemnitee shall have been adjudged to be liable to the Company for an act or omission undertaken by such Indemnitee in his or her capacity as a director of the Company with deliberate intent to cause injury to the Company or with reckless disregard for the best interests of the Company, (b) any claim, issue or matter asserted in a Proceeding by or in the right of the Company as to which the Indemnitee shall have been adjudged to be liable to the Company for negligence or misconduct in his or her capacity other than that of a director of the Company, or (c) any Proceeding by or in the right of the Company in which the only liability is asserted pursuant to Section 1701.95 of the OGCL against the Indemnitee, unless and only to the extent that the Franklin County Court of Common Pleas of the State of Ohio or the court of competent jurisdiction in which such Proceeding is brought shall determine, upon application of either the Indemnitee or the Company, that, despite the adjudication or assertion of such liability, and in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to such indemnity as such court shall deem proper.

2.3 Indemnification for Expenses of an Indemnitee who is Wholly or Partly Successful. To the extent that the Indemnitee has been successful on the merits or otherwise in defense of any Proceeding referred to in Sections 2.1 or 2.2 of this Agreement, or in defense of any claim, issue or matter in such Proceeding, Indemnitee shall be indemnified against Expenses actually and reasonably incurred by the Indemnitee or on Indemnitee’s behalf in connection with such Proceeding.

3. Advancement of Expenses.

3.1 Pre-Disposition Advancement. The Company shall advance all Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding prior to the final disposition of such Proceeding upon receipt of an undertaking by or on behalf of Indemnitee to repay such amount if it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Company. Any advances and undertakings to repay pursuant to this Section 3.1 shall not be secured, shall not bear interest and shall provide that, if Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law with respect to such Proceeding, Indemnitee shall not be required to reimburse the Company for any advancement of Expenses in respect of such Proceeding until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed).

3.2 Request for Advancement. Any advancement of Expenses pursuant to Section 3.1 hereof shall be made within ten (10) days after the receipt by the Company of a written statement from Indemnitee requesting such advancement from time to time and accompanied by or preceded by the undertaking referred to in Section 3.1 above. Each statement requesting advancement shall reasonably evidence the Expenses incurred by or on behalf of the Indemnitee in connection with such Proceeding for which advancement is being sought.

4. Contribution in the Event of Joint Liability. Whether or not the indemnification provided in this Agreement is available, in respect of any Proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such Proceeding), the Company shall contribute, to the fullest extent permitted by law, to the amount of Expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred and paid or payable by Indemnitee in proportion to the relative benefits received by the Company, on the one hand, and Indemnitee, on the other hand, from the transaction from which such Proceeding arose; provided, however, that the proportion determined on the basis of relative benefit may, to the extent necessary to conform to law, be further adjusted by reference to the relative fault of the Company, on the one hand, and Indemnitee, on the other hand, in connection with the events that resulted in such Expenses, judgments, fines or settlement amounts, as well as any other equitable considerations that applicable law may require to be considered. For the purposes of this Section 4, the relative benefit of the Company shall be deemed to be the benefit accruing to it and to all of its directors, officers, employees and other agents (other than Indemnitee) on the one hand, as a group and treated as one entity, and the relative benefit of Indemnitee shall be deemed to be an amount not greater than the Indemnitee’s yearly base salary or Indemnitee’s compensation from the Company during the years in which the events forming the basis of the Proceeding are alleged to have occurred. To the fullest extent permitted by law, the relative fault of the Company, on the one hand, and Indemnitee, on the other hand, shall be determined by reference to, among other things, the degree to which their actions were motivated by intent to gain personal profit or advantage, the degree to which their liability is primary or secondary, and the degree to which their conduct is active or passive.

5. Procedures and Presumptions for Determination of Entitlement to Indemnification.

5.1 Timing of Payments. All payments of Expenses, judgments, fines, amounts paid in settlement and other amounts by the Company to Indemnitee pursuant to this Agreement shall be made as soon as practicable after written demand therefor by Indemnitee is presented to the Company, but in no event later than (a) thirty (30) days after such demand is presented or (b) such later date as may be permitted for the determination of entitlement to indemnification pursuant to Section 5.7 hereof, if applicable; provided, however, that advances of Expenses shall be made within the time period provided in Section 3.2 hereof.

5.2 Request for Indemnification. Whenever Indemnitee believes that he or she is entitled to indemnification pursuant to this Agreement, Indemnitee shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. Indemnitee shall submit such claim for Indemnification within a reasonable time, not to exceed five (5) years, after any judgment, order, settlement, dismissal, arbitration award, conviction, acceptance of a plea of nolo contendere (or its equivalent) or other full or partial final determination or disposition of the Proceeding (with the latest date of the occurrence of any such event to be considered the commencement of the five-year period). The Secretary of the Company shall, promptly upon receipt of such a request for indemnification, advise the Board in writing that Indemnitee has requested indemnification.

5.3 Reviewing Party. Unless ordered by a court, upon written request by Indemnitee for indemnification pursuant to the first sentence of Section 5.2 hereof, to the extent that the Indemnitee’s entitlement to such indemnification is governed by Sections 2.1 or 2.2 of this Agreement, a determination with respect to Indemnitee’s entitlement thereto shall be made in the specific case as follows: (a) if a Change of Control shall have occurred, as provided in Section 12.1; and (b) if a Change of Control shall not have occurred, by one of the following methods: (i) by a majority vote of a quorum of the Board consisting of Disinterested Directors; or (ii) if such a quorum of Disinterested Directors is not available or if a majority of such quorum so directs, in a written opinion by Independent Counsel (designated for such purpose by the Board).

5.4 Determination by Independent Counsel. If the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 5.3 hereof, the Independent Counsel shall be selected as provided in this Section 5.4. The Independent Counsel shall be selected by the Board of Directors, and the Company shall promptly give written notice to Indemnitee advising him or her of the identity of the Independent Counsel so selected. Indemnitee may, within ten (10) days after such written notice of selection shall have been given, deliver to the Company a written objection to such selection; provided, however, that such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of “Independent Counsel” as defined in this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. Absent a proper and timely objection, the person so selected shall act as Independent Counsel. If a written objection is made and substantiated, the Independent Counsel selected may not serve as Independent Counsel unless and until such objection is withdrawn or a court has ruled against such objection. If, within thirty (30) days after submission by Indemnitee of a written request for indemnification pursuant to Section 5.2 hereof, no Independent Counsel shall have been selected or an Independent Counsel shall have been selected but an objection thereto shall have been properly made and remained unresolved, either the Company or Indemnitee may petition the Franklin County Court of Common Pleas of the State of Ohio or other court of competent jurisdiction for resolution of any objection that shall have been made by the Indemnitee to the selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by the court or such other person as the court shall designate, and the person with respect to whom all objections are so resolved or the person so appointed shall act as Independent Counsel under Section 5.3 hereof. The Company shall pay any and all reasonable fees and expenses of Independent Counsel incurred by such Independent Counsel in connection with acting pursuant to Section 5.4 hereof.

5.5 Burden of Proof. In making a determination with respect to entitlement to indemnification hereunder, the Reviewing Party shall presume that Indemnitee is entitled to indemnification under this Agreement. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion, by clear and convincing evidence. In making a determination with respect to entitlement to indemnification hereunder which under this Agreement or applicable law requires a determination of Indemnitee’s good faith, and/or whether Indemnitee acted in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal Proceeding, if Indemnitee had no reasonable cause to believe that Indemnitee’s conduct was unlawful, the Reviewing Party shall presume that (a) Indemnitee has at all times acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and (b) with respect to any criminal Proceeding, that Indemnitee had no reasonable cause to believe that Indemnitee’s conduct was unlawful. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion, by clear and convincing evidence. Indemnitee in his or her capacity as a director of the Company shall be deemed to have acted in good faith if Indemnitee’s action or inaction is based on Indemnitee’s reliance on information, opinions, reports or statements, including financial statements and other financial data, that were prepared or presented by (i) one or more directors, officers, or employees of the Company who the Indemnitee reasonably believes are reliable and competent in the matters prepared or presented; (ii) counsel, public accountants, or other persons as to matters that the Indemnitee reasonably believes are within the person’s professional or expert competence; or (iii) a committee of the Board upon which the Indemnitee does not serve, duly established in accordance with a provision of the Company’s Regulations, as to matters within its designated authority, which committee the Indemnitee reasonably believes to merit confidence. In addition, the knowledge and/or actions, or failure to act, of any other director, officer, agent or employee of the Company shall not be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement.

5.6 No Presumption in Absence of Determination or as Result of Adverse Determination. Neither the failure of any Reviewing Party to have made a determination as to whether Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by any Reviewing Party that Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by Indemnitee to secure a judicial determination under this Agreement or applicable law that Indemnitee should be indemnified under this Agreement, shall be a defense to Indemnitee’s claim or create a presumption that Indemnitee has not met any particular standard of conduct or did not have any particular belief.

5.7 Timing of Determination. If the Reviewing Party shall not have made a determination within thirty (30) days after receipt by the Company of the request therefor, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to such indemnification, absent (a) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee’s statement not materially misleading, in connection with the request for indemnification, or (b) a prohibition of such indemnification under applicable law; provided, however, that such thirty (30) day period may be extended for a reasonable time, not to exceed an additional forty-five (45) days, if the Reviewing Party in good faith requires such additional time for obtaining or evaluating documentation and/or information relating thereto; and provided, further, however, that if the determination is to be made by Independent Counsel as the Reviewing Party, such thirty (30) day period shall be deemed to commence after a final appointment of an Independent Counsel has been made pursuant to the provisions of Section 5.4 hereof.

5.8 Cooperation. Indemnitee shall cooperate with the Reviewing Party with respect to Indemnitee’s entitlement to indemnification, including providing to such Reviewing Party upon reasonable advance request any documentation or information that is not privileged or otherwise protected from disclosure and that is reasonably available to Indemnitee and reasonably necessary to such determination. The Reviewing Party shall act reasonably and in good faith in making a determination under this Agreement of Indemnitee’s entitlement to indemnification.

6. Liability Insurance. The Company shall, from time to time, make the good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of directors’ and officers’ liability insurance with one or more reputable insurance companies. Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Company determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionately high compared to the amount of coverage provided, or if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit. The Company shall promptly notify Indemnitee of any such determination not to provide insurance coverage. In the event that the Company does maintain such insurance for the benefit of Indemnitee, the right to indemnification and advancement of Expenses as provided herein shall apply only to the extent that Indemnitee has not been indemnified and actually reimbursed pursuant to such insurance or otherwise has not had Expenses advanced in accordance with the terms of such insurance. To the extent the Company determines not to maintain such insurance for the benefit of Indemnitee, the Company shall be deemed to be self-insured within the meaning of Section 1701.13(E)(7) of the OGCL and shall, in addition to Indemnitee’s other rights hereunder, provide protection to Indemnitee similar to that which would have been available to Indemnitee under such insurance.

7. Remedies of Indemnitee Relating to Indemnification and Advancement of Expenses.

7.1 Judicial Remedy. In the event that (a) a determination is made pursuant to Section 5 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement, (b) advancement of Expenses is not timely made pursuant to Section 3.2 of this Agreement, (c) no determination of entitlement to indemnification shall have been made within the time period specified in Section 5.7 of this Agreement, or (d) payment of indemnified amounts is not made within the applicable time periods specified in Section 5.1 of this Agreement, Indemnitee shall thereafter be entitled under this Agreement to commence a proceeding in the Franklin County Court of Common Pleas of the State of Ohio, or in any other court of competent jurisdiction, seeking an adjudication of Indemnitee’s entitlement to such indemnification or advancement of Expenses. Indemnitee shall commence such proceeding seeking adjudication within one hundred eighty (180) days following the date on which Indemnitee first has the right to commence such proceeding pursuant to this Section 7.1. The Company shall not oppose Indemnitee’s right to seek any such adjudication.

7.2 Standard of Review. In the event that a determination shall have been made pursuant to Section 5.3 of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding commenced pursuant to this Section 7 shall be conducted in all respects as a de novo review on the merits, and Indemnitee shall not be prejudiced by reason of that adverse determination under Section 5.3.

7.3 Company Bound by Determination. If a determination shall have been made pursuant to Section 5.3 of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding commenced pursuant to this Section 7, absent (a) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee’s statement not misleading, in connection with the request for indemnification or (b) a prohibition of such indemnification under applicable law.

7.4 Agreement Valid. Both the Company and the Indemnitee shall be precluded from asserting in any judicial proceeding commenced pursuant to this Section 7 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court that the Company and the Indemnitee are bound by all the provisions of this Agreement.

7.5 Expenses of Judicial Determination. In the event that Indemnitee commences a proceeding pursuant to this Section 7 to enforce a right of Indemnitee under this Agreement, then, to the extent that Indemnitee is successful on the merits or otherwise in such proceeding, or in connection with any claim, issue or matter therein, Indemnitee shall be indemnified by the Company against Expenses actually and reasonably incurred by the Indemnitee in connection with such proceeding.

8. Exceptions to Right of Indemnification. Notwithstanding any other provision of this Agreement, Indemnitee shall not be entitled to indemnification under this Agreement:

8.1 Claim by Indemnitee. With respect to any claim (whether an original claim, counterclaim, cross-claim or third party claim) brought or made by Indemnitee in a Proceeding, unless the bringing or making of such claim shall have been approved or ratified by the Board, or been joined by the Company; provided, however, that the foregoing shall not apply following a Change in Control to any claim brought or made by Indemnitee to enforce a right of the Indemnitee under this Agreement, the Certificate of Incorporation or Bylaws of the Company, a policy of insurance maintained by the Company for the benefit of Indemnitee, or any other agreement now or hereafter in effect relating to the protection of Indemnitee against exposure to unreasonable personal risk arising from Indemnitee’s service and activities on behalf of the Company.

8.2 Bad Faith or Frivolous Defenses. For Expenses incurred by Indemnitee with respect to any action instituted by or in the name of the Company against Indemnitee, if and to the extent that a court of competent jurisdiction declares or otherwise determines in a final, unappealable judgment that each of the material defenses asserted by Indemnitee was made in bad faith or was frivolous.

8.3 Purchase and Sale of Securities. For Expenses and other liabilities arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, or any similar state or successor statute.

8.4 Unlawful Payment. For Expenses and other liabilities if and to the extent that a court of competent jurisdiction declares or otherwise determines in a final, unappealable judgment that the Company is prohibited by applicable law from making such indemnification payment or that such indemnification payment is otherwise unlawful.

8.5 Fraud, Dishonesty or Misconduct by Indemnitee. For Expenses and other liabilities arising from a Proceeding in which a court of competent jurisdiction finds Indemnitee’s actions to be knowingly fraudulent, deliberately dishonest, or willful misconduct, except to the extent such indemnity of otherwise permitted by applicable law.

9. Notification and Defense of Claim.

9.1 Notification. Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter that may be subject to indemnification covered hereunder. The failure to so notify the Company shall not relieve the Company of any obligation that it may have to Indemnitee under this Agreement or otherwise unless and only to the extent that such failure or delay materially prejudices the Company.

9.2 Defense of Claim. With respect to any Proceeding (other than a Proceeding brought by or in the right of the Company) as to which Indemnitee notifies the Company of the commencement thereof:

(a) The Company may participate therein at its own expense;

(b) The Company, jointly with any other indemnifying party similarly notified, may assume the defense thereof, with counsel reasonably satisfactory to Indemnitee. After notice from the Company to Indemnitee of its election to assume the defense thereof, the Company shall not be liable to Indemnitee under this Agreement for any Expenses subsequently incurred by Indemnitee in connection with the defense thereof unless (i) the employment of counsel by Indemnitee or the incurrence of any other Expense has been authorized by the Company, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company (or any other person or persons included in the joint defense) and Indemnitee in the conduct of the defense of such Proceeding, or (iii) the Company shall not, in fact, have employed counsel to assume the defense of such Proceeding;

(c) The Company shall not be liable to Indemnitee under this Agreement for any amounts paid in settlement in any Proceeding effected without its written consent;

(d) The Company shall not settle any Proceeding in any manner that would impose any penalty or limitation on Indemnitee without Indemnitee’s written consent; and

(e) Neither the Company nor Indemnitee shall unreasonably withhold its consent to any proposed settlement, provided that Indemnitee may withhold consent to any settlement that does not provide a complete release of Indemnitee.

10. Duration of Agreement. All agreements and obligations of the Company and Indemnitee contained herein shall continue during the period Indemnitee is a director and/or officer of the Company and shall continue thereafter so long as Indemnitee shall be subject under applicable law to the assertion of any Proceeding (or any proceeding commenced under Section 7 hereof) by reason of serving in any such capacity at the time any liability or expense is incurred for which indemnification can be provided under this Agreement.

11. Miscellaneous.

11.1 No Employment Agreement. Nothing contained in this Agreement shall be construed as giving Indemnitee any right to be retained in the employment of the Company or any of its subsidiaries or affiliated entities.

11.2 Entire Agreement. This Agreement [along with the employment agreement by and between the Company and the Indemnitee dated                     ] constitutes the entire agreement and understanding of the Company and Indemnitee in respect of its subject matter and supersedes all prior understandings, agreements and representations by or among the Company and Indemnitee, written or oral, to the extent they relate in any way to the subject matter hereof.

11.3 Successors. All of the terms, agreements, covenants, representations, warranties and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the Company and Indemnitee and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

11.4 Assignment. Neither the Company nor Indemnitee may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other; provided, however, that the Company may assign all (but not less than all) of its rights and interests hereunder to any direct or indirect successor to all or substantially all of the business or assets of the Company by purchase, merger, consolidation or otherwise.

11.5 Merger or Consolidation. In the event that the Company shall be a constituent corporation in a consolidation, merger or other reorganization, the Company, if it shall not be the surviving, resulting or acquiring entity therein, shall require as a condition thereto that the surviving, resulting or acquiring entity agree to assume all of the obligations of the Company hereunder and to indemnify Indemnitee to the full extent provided herein. Whether or not the Company is the resulting, surviving or acquiring entity in any such transaction, Indemnitee shall also stand in the same position under this Agreement with respect to the resulting, surviving or acquiring entity as the Indemnitee would have with respect to the Company if its separate existence had continued.

11.6 Notices. All notices, requests, demands, claims and other communications hereunder shall be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly given if (and then three (3) business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

If to Company:

Dominion Homes, Inc.

5000 Tuttle Crossing Boulevard

P.O. Box 5000

Columbus, Ohio 43016-5555

Attention: General Counsel

Tel: (614) 356-5000

Fax: (614) 356-6524

with a copy to:

Dominion Homes, Inc.

5000 Tuttle Crossing Boulevard

P.O. Box 5000

Columbus, Ohio 43016-5555

Attention: Chief Financial Officer

Tel: (614) 356-5000

Fax: (614) 356-6524

If to Indemnitee:

[Name             ]

[Address         ]

Tel: [                    ]

Fax: [                    ]

Either party may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address or facsimile number set forth above using any other means

(including personal delivery, expedited courier, messenger service, telecopy, telex or ordinary mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient. Either party may change the address or facsimile number to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

11.7 Specific Performance. Each of the Company and Indemnitee acknowledges and agrees that the other would be damaged irreparably if any provision of this Agreement is not performed in accordance with its specific terms or is otherwise breached. Accordingly, each party agrees that the other party shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and its terms and provisions in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter, in addition to any other remedy to which they may be entitled at law or in equity.

11.8 Counterparts. This Agreement may be executed in two (2) counterparts, each of which shall be deemed an original but both of which together shall constitute one and the same instrument.

11.9 Governing Law. This Agreement and the performance of the parties’ obligations hereunder shall be governed by and construed in accordance with the laws of the State of Ohio, without giving effect to any choice of law principles.

11.10 Amendments and Waivers. No amendment, modification, replacement, termination or cancellation of any provision of this Agreement will be valid, unless the same is in writing and signed by the parties. No waiver by either party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent such occurrence.

11.11 Nonexclusivity of Rights; Survival of Rights; Severability.

(a) The rights provided by this Agreement (including rights to indemnification, advancement of expenses and contribution) (i) shall not be exclusive of, and shall be in addition to, any other rights to indemnification, advancement of expenses or contribution to which Indemnitee may at any time be entitled under the Regulations, applicable law (including the OGCL), any insurance policy, agreement, vote of shareholders or Disinterested Directors or otherwise, as to any actions or failures to act by Indemnitee, (ii) shall continue after the Indemnitee has ceased to be a director and/or an officer of the Company and (iii) shall inure to the benefit of the Indemnitee’s heirs, executors, administrators and personal representatives. In the event of any change, after the date of this Agreement, in any applicable law which expands the right of the Company to indemnify a member of its Board and/or its officers, such changes shall be deemed to be within the purview of Indemnitee’s rights and the Company’s obligations under this Agreement. In the event of any change in any applicable law which narrows the right of the Company to indemnify a member of its Board and/or its officers, such changes, to the extent not otherwise required by applicable law to be applied to this Agreement, shall have no effect on this Agreement or the parties’ rights and obligations hereunder.

(b) The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof; provided, however, that if any provision of this Agreement, as applied to any party or to any circumstance, is adjudged by a court, arbitrator or mediator not to be enforceable in accordance with its terms, the parties agree that the court, arbitrator or mediator making such determination shall have the power to modify the provision in a manner consistent with its objectives (and only to the extent necessary) such that it is enforceable, and/or to delete specific words or phrases, and in its reduced form, such provision shall then be enforceable and shall be enforced.

11.12 Subrogation; No Duplicative Payments.

(a) In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

(b) The Company shall not be liable to make any payment under this Agreement to Indemnitee if and to the extent that Indemnitee has actually received payment under any insurance policy, contract, the Regulations or otherwise of the amounts otherwise payable hereunder.

11.13 Expenses. Except as otherwise expressly provided in this Agreement, each party shall bear its own costs and expenses incurred in connection with the preparation, execution and performance of this Agreement, including all fees and expenses of agents, representatives, financial advisors, legal counsel and accountants.

11.14 Construction. If any provision of this Agreement should be deemed to exceed the authority granted to the Company by Ohio law in effect as of the date hereof, then such provision shall be deemed to be amended to the extent (and only to the extent) necessary to comply with Ohio law. The parties have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party because of the authorship of any provision of this Agreement. Any reference to any federal, state, local or foreign law shall be deemed also to refer to such law as amended and all rules and regulations promulgated thereunder, unless the context requires otherwise. The words “include,” “includes,” and “including” shall be deemed to be followed by “without limitation.” Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties intend that each representation, warranty and covenant contained herein will have independent significance. If either party has breached any representation, warranty or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) that the party has not breached shall not detract from or mitigate the fact that the party is in breach of the first representation, warranty or covenant. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

11.15 Remedies. Except as expressly provided herein, the rights and remedies created by this Agreement are cumulative and in addition to any other rights or remedies now or hereafter available at law or in equity or otherwise. Except as expressly provided herein, nothing herein shall be considered an election of remedies. The assertion or employment of any right or remedy shall not prevent the concurrent assertion or employment of any other remedy.

11.16 Mutual Acknowledgement. Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. Both the Company and Indemnitee acknowledge that in certain instances, Federal law or applicable public policy may prohibit the Company from indemnifying the Indemnitee under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken and may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company’s right under public policy to indemnify Indemnitee. The Company’s inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement.

12. Change in Control Procedures.

12.1 Determinations. If there is a Change in Control, any determination to be made under Section 5.3 shall be made by Independent Counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld). The Company shall pay the reasonable fees of Independent Counsel and indemnify fully such Independent Counsel against any and all Expenses, claims, liabilities, and damages arising out of or relating to this Agreement or the engagement of Independent Counsel pursuant hereto.

12.2 Establishment of Trust. Following the occurrence of any Potential Change in Control, the Company, upon receipt of a written request from Indemnitee, shall create a Trust (the “Trust”) for the benefit of Indemnitee, the trustee of which shall be a bank or similar financial institution with trust powers chosen by Indemnitee. From time to time, upon the written request of Indemnitee, the Company shall fund the Trust in amounts sufficient to satisfy any and all Expenses, judgments, fines, settlements, and other monetary obligations reasonably anticipated at the time of each such request to be incurred by Indemnitee for which indemnification may be available under this Agreement. The amount or amounts to be deposited in the Trust pursuant to this Section 12.2 shall be determined by mutual agreement of Indemnitee and the Company or, if the Company and Indemnitee are unable to reach such an agreement, or, in any event, a Change in Control has occurred, by Independent Counsel (selected pursuant to Section 12.1). The terms of the Trust shall provide that, except upon the prior written consent of Indemnitee and the Company: (a) the Trust shall not be revoked or the principal thereafter invaded, other than to make payments to unsatisfied judgment creditors of the Company; (b) the Trust shall continue to be funded by the Company in accordance with the funding obligations set forth in this Section 12.2; (c) the Trustee shall promptly pay or advance to Indemnitee any amounts to which Indemnitee shall be entitled pursuant to this Agreement; and (d) all unexpended funds in the Trust shall revert to the Company upon a determination by Independent Counsel (selected pursuant to Section 12.1) or a court of competent jurisdiction that Indemnitee has been fully indemnified under the terms of this Agreement. All income earned on the assets held in the Trust shall be reported as income by the Company for federal, state, local and foreign tax purposes.

12.3 Expenses. Following a Change in Control, the Company shall be liable for, and shall pay the Expenses paid or incurred by Indemnitee in connection with the making of any determination (irrespective of any determination made with respect to Indemnitee’s entitlement to indemnification) or the prosecution of any claim pursuant to Section 7.1, and the Company hereby agrees to indemnify and hold Indemnitee harmless therefrom. If requested by counsel for Indemnitee, the Company shall promptly give such counsel an appropriate written agreement with respect to the payment of its fees and expenses and such other matters as my be reasonably requested by such counsel.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Indemnification Agreement as of the date first hereinabove written.

DOMINION HOMES, INC.

By:
Name:
Title:

INDEMNITEE

By:
Name:
Title: